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                                                                    Exhibit 99.2


                                PLEDGE AGREEMENT

         PLEDGE AGREEMENT dated as of May 2, 2000 at 12:15 p.m., (the "Agreement") between C-CUBE SEMICONDUCTOR INC, a Delaware corporation (the "Pledgor") and C-CUBE MICROSYSTEMS INC., a Delaware Corporation ("C-Cube"), All capitalized terms used herein, unless otherwise specifically defined in this Agreement, shall have the meanings ascribed to them in the Note (as hereinafter defined) and Guaranty (as hereinafter defined).

                              W I T N E S S E T H:

         WHEREAS, C-Cube has agreed to make a loan to C-Cube Semiconductor II Inc. (the "Borrower"), which will be evidenced by a Promissory Note dated May 2, 2000 at 12:15 p.m. in a principal amount of $ 150,000,000.00 (as amended from time to time, the "Note");

         WHEREAS, pursuant to a Parent Guaranty dated May 2, 2000 at 12:15 p.m. (as amended from time to time, the "Guaranty") by the Pledgor in favor of C-Cube, the Pledgor has agreed to guaranty the obligations of the Borrower under the Note;

         WHEREAS, the Pledgor is the record and beneficial owner of the shares of capital stock or other equity interests listed in Schedule I hereto;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. The following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

         "Collateral Documents" means this Agreement, financing statements and all other documents executed or delivered from time to time in connection therewith or otherwise to secure the Pledgor's obligations under the Loan Documents, in each case as amended from time to time.

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof) and any agreement to give or refrain from giving any of the foregoing.

         "Loan Documents" means, collectively, this Agreement, the Note, the Guaranty, the Collateral Documents and any other agreement, instrument or other writing executed or delivered by any Grantor in connection herewith, and all amendments, exhibits and schedules to any of the foregoing.

         "Person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or any other entity or organization, including a governmental authority.
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         "Pledged Collateral" has the meaning assigned to such term in Section 2 hereof.

         "Pledged Entity" means an issuer of Pledged Interests.

         "Pledged Interests" means those shares of capital stock and other equity interests listed on Schedule I hereto (as modified from time to time by the delivery of one or more Pledge Amendments).

         "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

         SECTION 2. PLEDGE. The Pledgor hereby pledges to C-Cube and grants to C-Cube a security interest in, all of the following (collectively, the "Pledged Collateral"):

                  (a) the Pledged Interests and any certificates representing the Pledged Interests, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests; and

                  (b) any additional shares of capital stock or other equity interests of a Pledged Entity, or any other Subsidiary of the Pledgor, from time to time acquired by the Pledgor in any manner (which shares or equity interests shall be deemed to be part of the Pledged Interests), and any certificates representing such additional shares or equity interests, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Interests.

         SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of the Pledgor of any kind under or in connection with the Note and the Guaranty and all obligations of the Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

         SECTION 4. DELIVERY OF PLEDGED COLLATERAL. All certificates or other instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of C-Cube, pursuant hereto and all such certificates or instruments shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to C-Cube.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to C-Cube:



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                  (a) Pledgor is, and at the time of delivery of the Pledged
         Interests to C-Cube will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto;

                  (b) All of the Pledged Interests have been duly authorized, validly issued and are fully paid and non-assessable;

                  (c) Pledgor has all requisite, power, authority and legal right to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to C-Cube, as provided herein;

                  (d) None of the Pledged Interests has been created, issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  (e) All of the Pledged Interests are presently owned by the Pledgor, and with respect to certificated Pledged Interests, are presently represented by the certificates listed on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Interests or with respect to any other capital stock of a Pledged Entity;

                  (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or
         (ii) for the exercise by C-Cube of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by applicable laws;

                  (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement creates a valid first priority Lien on and a first priority perfected security interest in favor of C-Cube in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or adverse claim;

                  (h) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against Pledgor in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability;

                  (i) Except as specified on Schedule I hereto, the Pledged Interests constitute 100% of the issued and outstanding shares of capital stock or other equity interests of each Pledged Entity.



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         The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

         SECTION 6. COVENANTS. The Pledgor covenants and agrees that until the full and complete satisfaction of the Secured Obligations (the "Termination Date"):

                  (a) Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or grant a Lien in the Pledged Collateral except in favor of C-Cube;

                  (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as C-Cube from time to time may reasonably request in order to ensure to C-Cube the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Uniform Commercial Code financing statements, which may be filed by C-Cube with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with C-Cube, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                  (c) Pledgor has and will defend the title to the Pledged Collateral and the Liens of C-Cube, the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

                  (d) Pledgor will, upon obtaining ownership of any additional capital stock of, or equity interest in, a Pledged Entity or capital stock or other equity interest in any other Subsidiary, promptly (and in any event within three (3) Business Days) deliver to C-Cube, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional capital stock or equity interest, pursuant to which Pledgor shall pledge to C-Cube all of such additional capital stock or ownership interest. Pledgor hereby authorizes C-Cube to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests listed on any Pledge Amendment delivered to C-Cube shall for all purposes hereunder be considered Pledged Collateral; provided, however, that it is understood and agreed the security interest in the Pledged Collateral described in Section 2 hereof shall in no way be limited or impaired by the failure of the Pledgor to execute and deliver any Pledge Amendment.

         SECTION 7. Pledgor'S Rights. As long as no Event of Default shall have occurred and be continuing:

                  (a) The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof, for all purposes not inconsistent with the provisions of this Agreement, the Note, or the Guaranty; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which



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         would have the effect of impairing the position or interest of C-Cube in respect of the Pledged Collateral or which would authorize, effect or consent to:

                           (i) the dissolution or liquidation, in whole or in
                  part, of a Pledged Entity;

                           (ii) the consolidation or merger of a Pledged Entity
                  with any other Person;

                           (iii) the sale, disposition or encumbrance of all or
                  substantially all of the assets of a Pledged Entity;

                           (iv) any change in the authorized number of shares,
                  ownership interests, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its capital stock or any other ownership or equity interest therein except to the extent the same are pledged pursuant to Section 6 hereof; or

                           (v) the alteration of the voting rights with respect
                  to the capital stock or ownership interest of a Pledged Entity; and

                  (b) (i) The Pledgor shall be entitled, from time to time, to receive and retain for its own use all cash dividends, interest and other distributions paid in respect of the Pledged Interests to the extent not in violation of the Note other than any and all: (A) dividends, interest and other distributions paid or payable other than in cash in respect of any Pledged Collateral, and any cash or other property received, receivable or otherwise distributed in exchange for, any Pledged Collateral; and (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                  (ii) all dividends and interest (other than such cash dividends, interest and other distributions as are permitted to be received and retained by the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Interests or Pledged Indebtedness, whenever paid or made, shall be delivered to C-Cube to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of C-Cube, be segregated from the other property or funds of Pledgor, and be forthwith delivered to C-Cube as Pledged Collateral in the same form as so received (with any necessary indorsement).

         SECTION 8. DEFAULTS AND REMEDIES; PROXY.



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                  (a) Upon the occurrence and during the continuation of an
         Event of Default (as defined in the Guaranty), in addition to all of the rights (and without limiting any such right) of a secured party under applicable law, including, without limitation, under the California Commercial Code, C-Cube (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though C-Cube was the outright owner thereof. Any sale shall be made at a public or private sale at C-Cube's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as C-Cube may deem fair, and C-Cube may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but C-Cube reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of C-Cube. THE PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS C-CUBE AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF C-CUBE AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED INTERESTS, THE APPOINTMENT OF C-CUBE AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED INTERESTS WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, MEMBERS OR PARTNERS, AS THE CASE MAY BE, CALLING SPECIAL MEETINGS OF SHAREHOLDERS, MEMBERS OR PARTNERS, AS APPLICABLE, AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED INTERESTS OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF



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         AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, C-CUBE SHALL NOT
         HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                  (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to C-Cube, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, C-Cube may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Borrower or the applicable Pledgor.

                  (c) If, at any time when C-Cube shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, C-Cube may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as C-Cube may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, C-Cube in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this
         Section 8, then C-Cube shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                           (i) as to the financial sophistication and ability of
                  any Person permitted to bid or purchase at any such sale;



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                           (ii) as to the content of legends to be placed upon
                  any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                           (iii) as to the representations required to be made
                  by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                           (iv) as to such other matters as C-Cube may, in its
                  discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  (d) The Pledgor recognizes that C-Cube may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above. The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. C-Cube shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the applicable Pledgor and the Pledged Entity would agree to do so.

                  (e) The Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of C-Cube provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by C-Cube of any one or more of such rights, powers or remedies. No failure or delay on the part of C-Cube to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the applicable Pledgor by C-Cube with respect to any such remedies shall operate as a waiver thereof, or limit or impair C-Cube's right to take any action or to



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         exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

                  (f) The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to C-Cube, that C-Cube shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

         SECTION 9. WAIVER. No delay on C-Cube's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by C-Cube with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair C-Cube's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice C-Cube's rights as against the Pledgor in any respect.

         SECTION 10. ASSIGNMENT. C-Cube may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Note and/or the Guaranty, and the holder of such instrument shall be entitled to the benefits of this Agreement.

         SECTION 11. TERMINATION. Immediately following the payment in full of the Secured Obligations, C-Cube shall deliver to the Pledgor the Pledged Collateral pledged by the Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

         SECTION 12. LIEN ABSOLUTE. All rights of C-Cube hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Note, the Guaranty, or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Note, the Guaranty or any other agreement or instrument governing or evidencing any Secured Obligations;

                  (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;



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                  (d) the insolvency of the Pledgor; or

                  (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor other than payment in full of the Secured Obligations.

         SECTION 13. WAIVER OF DEFENSES. (a) The Pledgor acknowledges that the obligations undertaken herein involve the granting of security for obligations of Persons other than that of the Pledgor and, in full recognition of that fact, consents and agrees that C-Cube may, at any time and from time to time, in accordance with the terms of the Loan Documents, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (i) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (ii) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof, or any of the Loan Documents to which the Pledgor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (iii) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof; (iv) accept partial payments on the Secured Obligations; (v) receive and hold additional security or guaranties for the Secured Obligations or any part thereof; (vi) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as C-Cube in its sole and absolute discretion may determine; (vii) release any Person from any personal liability with respect to the Secured Obligations or any part thereof; (viii) settle, release on terms satisfactory to C-Cube or by operation of applicable laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (ix) consent to the merger, or consent to any change or any other restructuring or termination of the corporate existence of the Borrower or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the Pledgor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Secured Obligations.

                  (b) Upon the occurrence and during the continuance of any Event of Default, C-Cube may enforce this Agreement independently as to the Pledgor and independently of any other remedy or security C-Cube at any time may have or hold in connection with the Secured Obligations. The Pledgor expressly waives any right to require C-Cube to marshal assets in favor of the Borrower, or upon or against any security or remedy, before proceeding to enforce this Agreement, in such order as it shall determine in its sole and absolute discretion. C-Cube may file a separate action or actions against the Borrower without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. The Pledgor agrees that C-Cube and the



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         Borrower and any Affiliates of the Borrower may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement. C-Cube's rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by C-Cube upon the bankruptcy, insolvency or reorganization of the Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of C-Cube created or granted herein and the enforceability of this Agreement with respect to the Pledgor at all times shall remain effective to guaranty the full amount of all the Secured Obligations even though the Secured Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against the Borrower or any surety and whether or not the Borrower or other surety shall have any personal liability with respect thereto. The Pledgor expressly waives any and all defenses now or hereafter arising or asserted by reason of (i) any disability or other defense of the Borrower with respect to the Secured Obligations, (ii) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations,
         (iii) the cessation for any cause whatsoever of the liability of the Borrower (other than by reason of the full payment and performance of all Secured Obligations), (iv) any failure of C-Cube to marshal assets in favor of the Borrower or any other Person, (v) any act or omission of C-Cube or others that directly or indirectly results in or aids the discharge or release of the Borrower or other surety or the Secured Obligations or any guaranty therefor by operation of law or otherwise,
         (vi) any applicable law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,
         (vii) any failure of C-Cube to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (viii) the election by C-Cube, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (ix) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (x) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (xi) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (xii) the avoidance of any Lien in favor of C-Cube for any reason, (xiii) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, or (xiv) any action taken by C-Cube that is authorized by this Section or any other provision of any Loan Document. The Pledgor expressly waives all setoffs and counterclaims and all presentment, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations (except notices expressly required by the Loan Documents), and all notices of acceptance of this Agreement or of the existence, creation or incurrence of new or additional Secured Obligations.

         SECTION 14. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor or any Pledged Entity for liquidation or reorganization, should the Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 15. MISCELLANEOUS.

                  (a) C-Cube may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                  (b) The Pledgor agrees to promptly reimburse C-Cube for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by C-Cube in connection with the enforcement of this Agreement.

                  (c) None of C-Cube or any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                  (d) THIS AGREEMENT SHALL BE BINDING UPON THE PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF THE PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, C-CUBE AND ITS SUCCESSORS AND ASSIGNS, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF C-CUBE AND PLEDGOR.

         SECTION 16. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

         SECTION 17. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in accordance with the terms of the Guaranty.

         SECTION 18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

         SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTY HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         SECTION 20. SECTION TITLES. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         SECTION 21. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

         SECTION 22. BENEFIT OF C-CUBE. All Liens granted or contemplated hereby shall be for the benefit of C-Cube, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Note.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                       C-CUBE SEMICONDUCTOR INC.,  AS PLEDGOR


                                       By: /s/ UMESH PADVAL
                                          --------------------------------------
                                          Name:  Umesh Padval
                                          Title: President and
                                                 Chief Executive Officer


                                       C-CUBE MICROSYSTEMS INC.


                                       By: /s/ ALEXANDRE BALKANSKI
                                          --------------------------------------
                                          Name:  Alexandre Balkanski
                                          Title: President and
                                                 Chief Executive Officer

                                   SCHEDULE I

                                PLEDGED INTERESTS

                                                                                                              NUMBER
                                                                                                          OF SHARES AND %
                                                                                  CERTIFICATE               OF EQUITY
           PLEDGED ENTITY              EQUITY INTEREST     CLASS OF STOCK          NUMBER(S)                 INTEREST
           --------------              ---------------     --------------          ---------          -------------------
    C-Cube Semiconductor II Inc.             N/A               Common              CS-1, CS-2                1,000,000
                                                                                                      over 99% equity interest

                                   SCHEDULE II

                                PLEDGE AMENDMENT

This Pledge Amendment, dated _____________ ___, _____ is delivered pursuant to
Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct as to the Pledged Collateral pledged prior to this Pledge Amendment and as to Pledged Collateral pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of May 2, 2000 at 12:15 p.m. (as the same may be amended, supplemented or otherwise modified from time to time, the "Pledge Agreement"), among the undersigned, as a Pledgor, and C-CUBE MICROSYSTEMS INC. ("C-Cube"), and that the Pledged Interests listed on Schedule A to this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any shares not included in the Pledged Collateral at the discretion of C-Cube may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.


                                       C-CUBE SEMICONDUCTOR INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE A

                                PLEDGED INTERESTS

                                                                                              NUMBER
                                                                       CERTIFICATE      OF SHARES AND % OF
       PLEDGED ENTITY       EQUITY INTEREST       CLASS OF STOCK        NUMBER(S)        EQUITY INTEREST
       --------------       ---------------       --------------        ---------        ---------------